Exhibit 99.1

Aspreva Announces Preliminary Revenues for
Fourth Quarter and Fiscal Year 2006

Victoria, B.C., Canada; January 11, 2007 - Aspreva Pharmaceuticals Corporation (NASDAQ: ASPV; TSX: ASV), an emerging pharmaceutical company focused on increasing the pool of evidence-based medicines available for patients living with less common diseases, today announced preliminary and unaudited net revenues of approximately US$52 million for the fourth quarter of 2006, and US$215 million for the year ended December 31, 2006.

As previously announced, Aspreva will release its full financial results on Wednesday, February 7th. The Company will hold a conference call and webcast beginning at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss results and to provide a general corporate update.

The webcast and conference call will be available to all interested parties. To access the live call or the archive via the Internet, please click on Webcasts and Events under the Investors section of the Company's website at www.aspreva.com. Alternatively, please dial 1-800-299-7635 (North America) or 1-617-786-2901 (International) and enter the pass code 99116938 to participate in the call. The call will be available for replay until Wednesday, February 14th, by calling 1-888-286-8010 (North America) or 1-617-801-6888 (International) and entering the pass code 50655109. The webcast replay will be available on Aspreva’s website until the Company’s first quarter 2007 conference call.

About Aspreva Pharmaceuticals
Aspreva is an emerging pharmaceutical company focused on identifying, developing and, upon regulatory approval, commercializing new indications for approved drugs and late stage drug candidates for patients living with less common diseases. Aspreva is listed on the NASDAQ Global Select Market under the trading symbol "ASPV" and on the Toronto Stock Exchange under the trading symbol "ASV".

For further information please contact:
Sage Baker
VP, Investor Relations & Corporate Communications
Aspreva Pharmaceuticals
250-744-2488 ext. 84270
sbaker@aspreva.com

The revenue figures in this press release are preliminary and unaudited and are not a complete disclosure of our quarterly or annual financial results. Unless otherwise specified, all amounts are in U.S. dollars and are reported under U.S. GAAP.

This news release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable securities laws in Canada (collectively, “forward-looking statements”). The words “anticipates”, “believes”, “budgets”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “might”, “plans”, “projects”, “schedule”, “should”, “will”, “would” and similar expressions are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this news release include, but are not limited to, statements concerning our strategy, future operations, clinical trials, and prospects and plans of management.

Various estimates and assumptions were used in drawing the conclusions or making the forecasts and projections contained in the forward-looking statements in this news release. Certain risks, uncertainties and factors are taken into account as part of our assumptions underlying the forward-looking statements, including: our ability to successfully conduct our clinical trials and studies; difficulties or delays in the progress, timing and results of clinical trials and studies; difficulties or delays in obtaining regulatory approvals; we may not be able to develop and obtain regulatory approval for some of the products in our targeted indications; our ability to succeed at establishing a successful commercialization program for any of our products; the risk that we may not sustain our profitability; our ability to attract and retain collaborations relating to the development and commercialization of new indications; competition from other pharmaceutical or biotechnology companies; our ability to raise additional financing required to fund further research and development, clinical studies, and obtain regulatory approvals, on commercially acceptable terms or at all; economic and capital market conditions; our ability to obtain and protect patents and other intellectual property rights; our ability to operate without infringing the intellectual property rights of others; our ability to comply with applicable governmental regulations and standards; currency exchange rates; and our ability to successfully attract and retain skilled and experienced personnel.

Although we have attempted to identify the important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in the forward-looking statements, there may be other factors that cause actual results or events to differ from those expressed or implied in the forward-looking statements. For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 filed with the U.S. Securities Exchange Commission on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. All forward-looking statements are qualified in their entirety by this cautionary statement and Aspreva undertakes no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise after the date hereof.